Exhibit 99.2

PHG JAX FLAGLER, LLC

FINANCIAL STATEMENTS

Year Ended December 31, 2014

TABLE OF CONTENTS

Page

INDEPENDENT AUDITORS’ REPORT	1 - 2

FINANCIAL STATEMENTS

Balance Sheet	3

Statement of Operations and Members’ Equity	4

Statement of Cash Flows	5

Notes to Financial Statements	6 - 9

INDEPENDENT AUDITORS’ REPORT

To the Members of

PHG JAX Flagler, LLC

Atlanta, GA

We have audited the accompanying financial statements of PHG JAX Flagler, LLC, (the “Company”), which comprise the balance sheet as of December 31, 2014, and the related statements of operations and members’ equity and cash flows for the year then ended, and the related notes to the financial statements.

Management’s Responsibility for the Financial Statements

Management is responsible for the preparation and fair presentation of these financial statements in accordance with accounting principles generally accepted in the United States of America; this includes the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of financial statements that are free from material misstatement, whether due to fraud or error.

Auditors’ Responsibility

Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free from material misstatement.

An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the financial statements. The procedures selected depend on the auditors’ judgment, including the assessment of the risks of material misstatement of the financial statements, whether due to fraud or error. In making those risk assessments, the auditor considers internal control relevant to the entity’s preparation and fair presentation of the financial statements in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the entity’s internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the financial statements.

We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

INDEPENDENT AUDITORS’ REPORT

Opinion

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of PHG JAX Flagler, LLC as of December 31, 2014, and the results of its operations and its cash flows for the year then ended in accordance with accounting principles generally accepted in the United States of America.

/s/ Brady Ware & Company

Atlanta, Georgia

December 7, 2015

PHG JAX FLAGLER, LLC

BALANCE SHEET

December 31, 2014

2014

ASSETS

CURRENT ASSETS
Cash	$312,750
Accounts receivable, net	18,709
Inventory, net	8,649
Prepaid expenses	42,609

Total current assets	382,717

PROPERTY AND EQUIPMENT, NET	10,068,964

OTHER ASSETS
Intangible assets, net	93,482
Deposits	31,758

125,240

$10,576,921

LIABILITIES AND MEMBERS’ EQUITY

CURRENT LIABILITIES
Current maturities of long-term note payable	$188,207
Accounts payable	71,262
Accrued expenses	119,479

Total current liabilities	378,948

LONG-TERM LIABILITIES
Note payable, net of current maturities	7,309,116

MEMBERS’ EQUITY	2,888,857

$10,576,921

See accompanying notes to financial statements.

PHG JAX FLAGLER, LLC

STATEMENT OF OPERATIONS AND MEMBERS’ EQUITY

Year Ended December 31, 2014

2014

NET REVENUES
Room revenue	$2,980,624
Food and beverage revenue	143,518
Other revenue	53,267

3,177,409

COST OF SALES	105,537

GROSS PROFIT	3,071,872

OPERATING EXPENSES
Hotel operating expenses	1,917,612
General and administrative expenses	869,095

2,786,707

INCOME FROM OPERATIONS	285,165

OTHER EXPENSE
Loss on disposal of assets	(31,558)
Interest expense	(337,275)

(368,833)

NET LOSS	(83,668)

MEMBERS’ EQUITY

Beginning members’ equity	3,322,527

Distributions	(350,002)

Ending members’ equity	$2,888,857

See accompanying notes to financial statements.

PHG JAX FLAGLER, LLC

STATEMENT OF CASH FLOWS

Year Ended December 31, 2014

2014

OPERATING ACTIVITIES
Net loss	$(83,668)
Adjustments to reconcile net loss to net cash provided by operating activities:
Depreciation	600,264
Amortization	13,731
Loss on disposal of assets	31,558

561,885

Changes in operating assets and liabilities:
Accounts receivable, net	8,541
Inventory, net	(637)
Prepaid expenses	(23,853)
Accounts payable	(64,307)
Accrued expenses	39,589

Net cash provided by operating activities	521,218

INVESTING ACTIVITIES
Capital additions	(975,491)

Net cash used by investing activities	(975,491)

FINANCING ACTIVITIES
Proceeds from note payable	802,263
Repayments on note payable	(136,759)
Distributions to members	(350,002)

Net cash provided by financing activities	315,502

NET DECREASE IN CASH	(138,771)

CASH
Beginning of year	451,521

End of year	$312,750

See accompanying notes to financial statements.

PHG JAX FLAGLER, LLC

NOTES TO FINANCIAL STATEMENTS

NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Nature of Operations - PHG JAX Flagler, LLC (the “Company”) is a Georgia limited liability company formed on January 16, 2013, and organized for the purpose of purchasing and managing a hotel in Jacksonville, Florida. On February 7, 2013, the Company entered into a management agreement with Peachtree Hospitality Management, LLC (the “Manager”) to act as manager and exclusive agent to manage the hotel. On February 7, 2013, the Company entered into an operating agreement with Marriott International, Inc. to operate the hotel as “Courtyard Jacksonville Flagler Center.”

Financial Estimates - The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Revenue and Cost Recognition - Revenue is generally recognized as services are performed. Revenues are primarily derived from room rentals and food and beverage sales.

Accounts Receivable - Accounts receivable consist primarily of room charges due from third party reservation agencies and individual guests. An allowance for doubtful accounts is established for possible losses on the collection of amounts based upon periodic review of credit risks. Customers not making payments in accordance with terms offered or historical practices are deemed to be past due. Accounts are written off against the allowance when management determines that probability of collection is remote.

Management has deemed no allowance was necessary at December 31, 2014.

Inventories - Inventories are valued at the lower of cost (first-in, first-out method) or market with estimates of quantities and prices used in some cases.

Property and Equipment - Property and equipment are stated at cost and depreciated over their estimated useful lives using the straight-line method. Routine repairs and maintenance are charged to expense when incurred. When property and equipment are retired or sold, the related cost and accumulated depreciation are removed from the respective accounts, and the resulting gains and losses are included in income.

The Company reviews for impairment of long-lived assets in accordance with accounting standards. These standards require companies to determine if changes in circumstances indicate that the carrying amount of its long-lived assets may not be recoverable. If a change in circumstances warrants such an evaluation, undiscounted future cash flows from the use and ultimate disposition of the asset, as well as respective market values, are estimated to determine if an impairment exists. Management believes that there has been no impairment of the carrying value of its long-lived assets at December 31, 2014.

Income Taxes - The Company is organized as a limited liability company and is treated as a partnership for tax purposes. In lieu of corporate income taxes, the member of a limited liability company is taxed on his/her proportionate share of the Company’s taxable income. Therefore, no provision of liability for federal or state income taxes has been included in these financial statements.

PHG JAX FLAGLER, LLC

NOTES TO FINANCIAL STATEMENTS

NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES - CONTINUED

Accounting for Uncertainty in Income Taxes - The Company has adopted accounting rules that prescribe when to recognize, and how to measure, the financial statement effects of income tax positions taken, or expected to be taken, on its income tax returns. These rules require management to evaluate the likelihood that, upon examination by relevant taxing jurisdictions, those income tax positions would be sustained. Based on that evaluation, the Company only recognizes the maximum benefit of each income tax position that is more than 50% likely of being sustained. To the extent that all, or a portion of, the benefits of an income tax position are not recognized, a liability would be recognized for the unrecognized benefits, along with any interest and penalties that would result from disallowance of the position. Should any such penalties and interest be incurred, they would be recognized as operating expenses.

Based on the results of management’s evaluation, no liability has been recognized in the accompanying balance sheets for unrecognized income tax positions. Further, no interest or penalties have been accrued or charged to expense as of December 31, 2014, or for the year then ended. The federal and state income tax returns of the Company for 2011, 2012, and 2013 are subject to examination by taxing authorities, generally for three years after the due date.

Advertising - Advertising costs are expensed as incurred. Advertising expense was $65,624 for the year

2014.

Subsequent Events - In preparing these financial statements, the Company has evaluated events and transactions for potential recognition or disclosure through December 7, 2015, the date the financial statements were available to be issued.

NOTE 2 - PROPERTY AND EQUIPMENT

2014

Buildings	$7,408,509
Furniture and fixtures	1,344,387
Land	1,568,160
Land improvements	716,536

Total cost	11,037,592
Less accumulated depreciation	968,628

$10,068,964

Depreciation expense for the year 2014 was $600,264.

NOTE 3 - INTANGIBLE ASSETS

Intangible assets consist of franchise costs paid to Marriott International, Inc. and loan fees associated with the Company’s note payable. The franchise costs total $75,000 and loan fees total $43,656. These amounts are presented net of accumulated amortization of $25,174. The franchise costs are being amortized over the life of the franchise agreement which totals fifteen years. Loan fees are being amortized over a period of five years. Total amortization expense for 2014 was $13,731.

PHG JAX FLAGLER, LLC

NOTES TO FINANCIAL STATEMENTS

NOTE 4 - NOTE PAYABLE

2014

Note payable to a bank, secured by a building, and requiring monthly payments of principal and interest in the amount of $43,478. The note bears interest at 4.5% and matures on February 28, 2018. The note is guaranteed by certain members. The loan requires that the Company maintain a debt service coverage ration of 1.45 to 1 and a debt yield of 10% measured annually. At December 31, 2014, the Company was in compliance with the covenants.	$7,497,323

Current maturities of long-term notes payable	(188,207)

$7,309,116

Maturities of long-term liabilities over the subsequent four years are as follows:

2015	$188,207
2016	196,853
2017	205,897
2018	6,906,366

$7,497,323

Interest expense on notes payable was $337,275 for the year ended 2014.

NOTE 5 - RELATED PARTY TRANSACTIONS

During 2013, the Company entered into a management agreement with the Manager, an affiliated entity. In accordance with the agreement, the Manager is to receive a monthly management fee of 4% of the preceding month’s gross revenues as defined in the agreement. In addition, the Manager is to receive a monthly accounting fee of $1,000. During 2014, the Manager earned management fees of $127,097 and accounting fees of $12,000.

At December 31, 2014, the Company owed the Manager $5,079 in total fees.

NOTE 6 - SUPPLEMENTAL CASH FLOW INFORMATION

2014

Cash paid during the year for:

Interest	$341,554

PHG JAX FLAGLER, LLC

NOTES TO FINANCIAL STATEMENTS

NOTE 7 - SUBSEQUENT EVENTS

Subsequent to December 31, 2014, the Company entered into an agreement to sell the hotel to Condor Hospitality Trust, Inc. Upon completion of the sale, Peachtree Hospitality Management, LLC is to remain as the Manager of the hotel.